UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1548

Armstrong Associates, Inc.

(Exact name of registrant as specified in charter)

Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Address of principal executive offices)

C. K. Lawson
Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Name and address of agent for service)

Registrant's telephone number: 214-720-9101

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

ITEM 1.	SHAREHOLDERS REPORT.

Management Report to Shareholders

The first half of Armstrong’s current fiscal year ended December 31, 2010. At that time the Fund had total net assets of $14,124,258 and a per share price of $10.64. Not reflected in the year end price was a $0.04 income dividend that was paid in December 2010. The total investment return for the six months, including the December dividend, was +15.22%.

Armstrong’s portfolio at the end of calendar 2010 was comprised of 89.4% equity investments and 10.6% cash equivalent reserves. The broad categories of Aerospace/Diversified Industrial Goods, Environmental Services and Technology Products were the three largest areas of portfolio concentration, representing in aggregate 32.3% of the total portfolio. The best individual stock performances in percentage terms for the six months covered by this report were turned in by Halliburton and Weatherford, both oil field services companies, followed by Caterpillar and Western Union.

Stocks advanced strongly during the second half of 2010, driven by improving signs in the economy, extremely low interest rates and credit concerns over segments of the municipal debt market. These factors, along with a shift in the domestic political balance in the November elections, generated increased investor focus on the relative value of equities in terms of growth potential and overall investment return.

Recent political developments, both domestically and internationally, have resulted in near term uncertainty and increased market volatility. Looking beyond the current headline issues, we believe growing concerns about potential inflation, signs of which are already being seen in commodity prices, and further improvement in the economy should provide underlying support for equity investments and serve as a platform for further market gains.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,

C. K. Lawson
February 24, 2011

The Basis for the Selection of Portfolios, Inc. as Adviser for the Fund

The approval of Armstrong’s (the “Fund”) investment advisory agreement with Portfolios, Inc., (“Portfolios”) is made annually by the Independent Directors of its Board of Directors (the “Directors”).  Important determinations and conclusions made by the Directors in connection with this responsibility included the following:

First, the Directors concluded that Portfolios had adhered to the investment specifications included in the Fund’s prospectus and had provided satisfactory long term investment results for the Fund’s shareholders within a variety of investment environments over the years. In addition, on review of the investment management fee paid by the Fund to Portfolios and the related expense ratio of the Fund, the Directors concluded that in comparison to stand-alone funds of comparable size the comparison was satisfactory.  The Directors further concluded that the administrative and transfer agent services that Portfolios provided Armstrong had been done efficiently and were provided at a reasonable cost when compared to alternatives that had been considered.

On review of the profitability of the Fund’s investment advisory agreement to Portfolios, Inc., the Directors took into consideration the investment management services provided by the advisor, the staffing required for the advisor to provide those services, the administrative and transfer agent services provided, including staffing and equipment expenses, and the substantial additional services not required under any of the agreements that were provided to Armstrong by Portfolios which had resulted in significant cost savings for the Fund.  The Directors concluded that the investment advisory agreement and related agreements with Portfolios did not result in excessive profits and were reasonable.

Regarding the potential of “economies of scale” that could result from future growth in total assets of the Fund, the Directors’ concluded that the annual investment advisory agreement renewal process allowed the Board the continuing opportunity to address the appropriateness of Portfolios’ management fees and instigate changes if and when necessary.

The Directors concluded that the management of the Fund by Portfolios, which had been directly involved with the management and administration of Armstrong for approximately 42 years, provided the advantage of an unusual level of continuity for Fund shareholders.  Further, Portfolios’ responsibility for both the Fund’s administrative and transfer agent functions had resulted in a coordinated focus on internal controls that were beneficial to the operation of the Fund.

Having considered the various responsibilities associated with the operation of the Fund and seeing no changes necessary, the Directors agreed that it was in the best interest of the Fund and its shareholders to renew the Investment Advisory, Administrative and Transfer Agent Agreements with Portfolios, Inc.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to enable you to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The Example is based on an investment of $1,000 invested at the beginning of the Fund’s fiscal year on June 30, 2010 and held through December 31, 2010, the six months covered by this semiannual report.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $11,200 account value divided by $1,000 = 11.2), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purpose
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses ratio and an assumed rate of return of 5% per year before expense, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with 5% hypothetical examples that appear in the shareholder reports of the other funds. You may want to add other fees that are not included in the expenses shown in the table such as IRA fees and charges for extra services such as bank wires.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do nor reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (Note that there are no transaction costs associated with Armstrong Associates share transactions). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 30, 2010	December 31, 2010	During Period*
Actual	$1,000.00	$1,152.19	$7.05
Hypothetical	$1,000.00	$1,018.36	$6.64
(5% return before expenses)

*Expenses are equal to Armstrong Associates annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 days.

Statement of Operations — 6 Months Ended December 31, 2010

Investment income
Income:
Dividends		$115,080
Interest		750
Total income		115,830
Operating expenses
Investment advisory fees	$53,302
Administrative fees	8,000
Custodian fees	3,059
Transfer agent fees	4,814
Legal fees	230
Accounting fees	5,387
Registration fees, licenses and other	2,702
Directors’ fees and expenses	5,113
Reports and notices to shareholders	3,428
Insurance expense	451	86,486
Net investment income		29,344
Realized and unrealized gains and losses on investments
Realized gains (losses)
Proceeds from sales		136,100
Cost of securities sold		(259,343)
Net realized gains (losses)		(123,243)
Unrealized appreciation
Beginning of year		4,177,551
End of year		6,142,599
Increase in unrealized appreciation		1,965,048
Net realized and unrealized gain on investments		1,841,805
Increase in net assets from operations		$1,871,149

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets — 6 Months Ended December 31, 2010

Operations:
Net investment income	$29,344
Net realized gains (losses) on investments	(123,243)
Increase (decrease) in unrealized appreciation of investments	1,965,048
Net increase (decrease) in net assets resulting from operations	1,871,149

Distributions to shareholders
Distributions paid	(52,908)
Decrease in net assets resulting from distribution to shareholders	(52,908)

Capital share transactions
Net proceeds from sale of capital stock	368,579
Net asset value of shares issued as reinvestment of dividends	52,136
Less cost of shares repurchased	(320,071)
Net increase (decrease) in net assets resulting from capital share transactions	100,644
Total increase (decrease) in net assets	1,918,885

Net assets:
Beginning of period	12,205,373
End of period	$14,124,258

Condensed Financial Information

Selected per Share Data and Ratios (a)	Six months ended 12/31/10
		2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

Net asset value, Beginning of year	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45
Income (loss) from investment operations
Net investment income (loss)	.02	.02	.04	.06	.04	.02	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06
Net realized and unrealized gains (losses) on investments	1.39	.58	(2.72)	(.62)	1.27	.67	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64
Total from investment operations	1.41	.60	(2.68)	(.56)	1.31	.69	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70
Less distributions
Dividends from net investment income	.04	.02	.05	.07	.02	.03	—	—	.01	.05	—	—	.04	.05	.07
Distributions from net realized gains	—	—	.43	.86	.41	.33	.63	.08	—	.11	1.19	.48	.45	.83	.47
Net asset value, end of year	$10.64	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61

Total return (b)	15.22%	6.89	-22.39	-4.55	10.44	5.69	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19
Ratios/supplemental data
Net assets, end of period (000’s)	$14,124	12,205	12,271	16,777	18,406	17,506	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300
Ratio of expenses to average net assets	1.30	1.32	1.30	1.17	1.2	1.2	1.3	1.2	1.3	1.2	1.2	1.2	1.2	1.3	1.4
Ratio of net investment income to average net assets	.2	.3	.4	.5	.3	.2	.2	—	—	—	.4	.1	(.1)	.2	.5
Portfolio turnover rate	1%	4	5	2	4	11	7	5	4	7	9	6	3	20	7

Notes:
(a) For a share outstanding throughout the year.  Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) For the six month period ending December 31, 2010, the total return for the period was 15.22%. This return is not annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets — December 31, 2010

Assets:
Investment in securities at market value (identified cost, $7,827,812)	$13,970,412
Cash	107,941
Dividends receivable	19,517
Interest receivable	150
Receivable for fund shares purchased	35,150
Prepaid expenses and other assets	1,436
$14,134,606
)
Liabilities:
Payable to Portfolios, Inc.	11,344
Accrued expenses and other liabilities	(996)
Payable fund shares redeemed	—
Payable for purchase of securities	—
10,348
Total net assets equivalent to $10.64 per share with 1,327,162 shares outstanding	$14,124,258

	Per share income and capital changes for a share outstanding throughout the year ended June 30
	1996	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986

Net asset value, Beginning of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65
Income (loss) from investment operations
Net investment income (loss)	.05	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14
Net realized and unrealized gains (losses) on investments	1.10	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17
Total from investment operations	1.15	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31
Less distributions
Dividends from net investment income	.02	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24
Distributions from net realized gains	.38	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—
Net asset value, end of year	$10.45	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72

Total return (b)	12.09	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80
Ratios/supplemental data
Net assets, end of period (000’s)	13,100	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714
Ratio of expenses to average net assets	1.4	1.8	1.8	1.8	1.9	1.9	1.8	1.9	2.0	1.7	1.6
Ratio of net investment income to average net assets	.5	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6
Portfolio turnover rate	19	12	21	17	36	24	44	46	20	51	54

Per share income and capital changes for a share outstanding throughout the year ended June 30
	1985	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.24	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	1.02	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	1.26	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.14	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.76	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.65	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return (b)	19.10	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	10,957	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.7	1.6	1.6	1.7	1.5	1.6	1.5	1.5	1.5	1.5	1.5
Ratio of net investment income to average net assets	3.1	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	53	96	59	34	60	131	97	151	113	113	210%

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — December 31, 2010

	Shares or
	principal amount	Cost	Market value

COMMON STOCK (89.4%)
Industry and issue
Aerospace & Diversified Industrial Goods (12.9%)
The Boeing Company	5,000	$293,580	$326,300
Caterpillar, Inc.	4,000	267,040	374,640
General Electric Company	15,000	147,489	274,350
SPX Corporation	3,000	167,286	214,470
United Technologies Corporation	8,000	254,750	629,760
		1,130,145	1,819,520
Beverages & Food Products (8.4%)
Kraft Foods	6,500	207,407	204,815
Pepsico, Inc.	15,000	87,602	979,950
		295,008	1,184,765
Business Services & Products (8.0%)
Avery Dennison Corporation	10,000	140,800	423,400
Iron Mountain, Inc.	15,750	265,081	393,908
Staples, Inc.	13,500	175,875	307,395
		581,756	1,124,703
Consumer Staples (5.9%)
Kimberly Clark Corporation	6,000	227,121	378,240
Procter & Gamble Company	7,051	166,631	453,591
		393,752	831,831
Energy Related (8.3%)
Chevron Corporation	3,000	211,633	273,750
Halliburton Company	11,000	238,361	449,130
Weatherford International, Inc. *	20,000	284,734	456,000
		734,727	1,178,880
Entertainment Services (2.3%)
DIRECTV Corporation *	8,000	198,781	319,440
		198,781	319,440
Environmental Services (10.5%)
Stericycle, Inc. *	4,500	230,318	364,140
Waste Connection, Inc.	27,000	241,040	743,310
Waste Management, Inc.	10,000	309,300	368,700
		780,658	1,476,150
Financial Services (1.6%)
Western Union Company	12,000	220,229	222,840
		220,229	222,840

	Shares or
	principal amount	Cost	Market value

Industrial Gases (6.8%)
Praxair, Inc.	10,000	177,403	954,700
		177,403	954,700
Medical Products (8.6%)
Abbott Laboratories, Inc.	10,000	57,012	479,100
Medtronic, Inc.	20,000	190,438	741,800
		247,450	1,220,900
Retail Stores (7.2%)
Best Buy, Inc.	6,000	205,111	205,740
CVS Caremark Corporation	8,000	233,482	278,160
Wal-Mart Stores, Inc.	10,000	123,000	539,300
		561,593	1,023,200
Technology Related Products (8.9%)
Cisco Systems, Inc. *	11,000	196,641	222,530
Corning, Inc.	12,000	65,522	231,840
Hewlett Packard Company	5,000	212,640	210,500
Intel Corporation	12,000	201,840	252,360
Itron, Inc. *	4,000	219,102	221,800
Yahoo! Inc. *	7,500	260,835	124,725
		1,156,581	1,263,755
Total common stocks		$6,478,083	$12,620,683

SHORT-TERM DEBT (9.6%)
U. S. Treasury Bills due 1/13/2011 to 3/17/2011		$1,349,729	$1,349,729
Total Investment Securities - 99.0%		$7,827,812	$13,970,412
Other Assets Less Liabilities 1.0%			$153,846
Total Net Assets - 100.0%			$14,124,258

*	Non-income producing

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — December 31, 2010

Note A — Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:
Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under The Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.
Valuation of Securities
The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market is valued at its last sale price reported prior to the time the assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market is valued, in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and, in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.  When market quotations are not available, a security is valued at the fair market value that is determined in line with the framework established under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820-10-35 “Fair Value Measurements”.  Using the fair market value to price securities may result in value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Short-term debt securities are carried at cost which approximates market.
Fair Value Measurement
FASB ASC 820-10-35 defines fair value, expands disclosure requirements, and specifies a hierarchy of valuation measurement techniques.  The following are the levels of the hierarchy and a brief description of the type of valuation information (inputs) used to determine the value of the Fund’s investments.
  • Level 1: Quoted prices for identical assets in active markets.
  • Level 2: Significant inputs other than Level 1 that are based on observable market data.
  These inputs could include, among other things, quoted prices for similar assets in active markets, quoted prices for identical assets in inactive markets and inputs that are observable that are not prices.
  • Level 3: Developed from significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
  All of the Fund’s investments were classified as Level 1 as of December 31, 2010.
Investment Transactions and Investment Income
Investment transactions are recorded on the basis of trade date, and realized gains and losses are calculated using the identified cost method.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of American requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.
Distributions
Distributions of ordinary income and/or capital gains to shareholders, when made, normally occur in the fourth quarter of the calendar year

Note B — Federal Income Taxes
As of December 31, 2010, the Fund qualified and intends to continue to qualify each fiscal year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended.  By qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.
On December 31, 2010, the cost of investment securities for tax purposes was $7,827,812. Net unrealized appreciation of investment securities for tax purposes was $6,142,599, consisting of unrealized gains of $6,283,442 on securities that had risen in value since their purchase and $140,843 in unrealized losses on securities that had fallen in value since their purchase.
At December 31, 2010, the tax basis components of distributable earnings were as follows:

December 31, 2010)
Unrealized appreciation	$6,283,442)
Unrealized depreciation	(140,843)

Net unrealized appreciation	$6,142,599
Undistributed ordinary income (loss)	(27,798)
Undistributed long-term capital gains	—
Capital loss carryforwards	(438,460)

Note C — Purchases and Sales of Securities
For the six months ended December 31, 2010, purchases and sales of securities, excluding short-term debt securities and U.S. government obligations, aggregated $908,209 and $136,100, respectively.
The Company paid total brokerage commissions aggregating $3,425 in the six months ended December 31, 2010 on purchases and sales of investment securities.  All commissions were paid to unaffiliated broker-dealers.

Note D — Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company.  For the six months ended December 31, 2010, investment advisory fees to Portfolios amounted to $53,302.  In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes, and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder.  No reimbursements were required during the six months ended December 31, 2010.
Portfolios is the transfer agent for the Company.  Applicable fees and expenses of $4,814 were incurred by the Company for the six months ended December 31, 2010.  In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments. At December 31, 2010, the Company owed Portfolios $11,344 in accrued investment advisory fees, transfer agent fees and administrative fees.

Note E — Capital Stock
On December 31, 2010, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,623,277.  Transactions in capital stock for the 6 months ended December 31, 2010 and 2009 were as follows:

	2009	2010
Shares sold	37,079	6,061
Shares issued as reinvestment of dividends	4,994	2,652
	42,073	8,713
Shares redeemed	(31,538)	(93,104)
Net increase (decrease) in shares outstanding	10,535	(84,391)

Note F — Distributions to Shareholders
The tax character of distributions paid during the six months ended December 31 was as follows:

	2010		2009
	Amount	Per share	Amount	Per share
Distributions paid from
Ordinary income	$52,908	$.04	$26,583	$.02
Capital gains	—	$—	—	$—
Total distributions paid	$52,908	$.04	$26,583	$.02

Note G — Change in Accountants
Farmer, Fuqua & Huff, P.C., (FFH), Armstrong’s (the Fund) auditor for the two fiscal years ending June 30, 2008, was unable to commit to accepting reappointment as auditors for the Fund’s June 30, 2009 fiscal year.
According to FFH, their staffing level restricted the number of SEC audits they could perform and they had been unable to hire qualified accountants at what they considered an economically feasible cost.  Further, if they were unable to expand their professional staff, it would be necessary to reduce the number of clients that were required to have SEC audits and such reduction would include Armstrong.  The issue remained unresolved for an extended period of time and Armstrong found it necessary to replace FFH as Armstrong’s auditor with the accounting firm of Travis Wolff, LLP.
The decision to dismiss FFH and retain Travis Wolff was made and approved by Armstrong’s Audit Committee and Board of Directors on March 19, 2009.
None of the accountant’s reports prepared by FFH for Armstrong contained adverse opinions, disclaimers of opinion, modifications or qualifications.
There were no disagreements between Armstrong and FFH on any matter of accounting principles or practices, financial statement disclosures or auditing scope or practices during the two fiscal years audited or any subsequent interim period.

Officers and Directors

C.K. Lawson
President, Treasurer and Director.

Candace L. Bossay
Vice President and Secretary

George Y. Banks
Director
Retired Partner, Grant Thornton, L.L.P.

Eugene P. Frenkel, M.D.
Director
Professor of Internal Medicine and Radiology
Southwestern Medical School
Douglas W. Maclay Director President, Maclay Properties Company Cruger S. Ragland Director Retired President, Ragland Insurance Agency, Inc. Ann D. Reed Director Private Investor

Custodian Union Bank San Francisco, California	Transfer Agent Portfolios, Inc. Dallas, Texas	Auditors Travis Wolff & Company L.L.P. Dallas, Texas	Investment Advisor Portfolios, Inc. Dallas, Texas

Proxy Voting Information
Shareholders can obtain a free copy of Armstrong’s proxy voting policies and procedures and voting record over the most recent 12 months ending June 30 upon request to: Armstrong Associates, Inc. 750 N. St. Paul St., Ste. 1300, Dallas, Texas 75201, (214) 720-9101, or at the SEC’s website, www.sec.gov.

Armstrong’s Portfolio Information
Armstrong files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov.  In addition the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is unaudited and is prepared for the information of the shareholders of Armstrong Associates, Inc.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

750 N. St. Paul      Suite 1300      Dallas, Texas 75201-3250
(214)720-9101      (214)871-8948 FAX

ITEM 2.	CODE OF ETHICS.

The Registrant adopted a Code of Ethics as of May 17, 1995, amended May 26, 2000 and revised and amended April 6, 2005.  All employees of the Registrant, including the Registrant’s principal executive officer and principal financial officer, are covered by the requirements of the Code of Ethics.

The Code of Ethics was filed on August 31, 2007 with Registrants N-CSR for the June 30, 2007 fiscal year end and is hereby incorporated by reference.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Directors (the “Audit Committee”) does not have an “audit committee financial expert”, as defined in Section 407(c) of the Sarbanes-Oxley Act.  The Registrant believes that the experience provided by each member of the Audit Committee provides the Registrant satisfactory oversight for the Registrant’s level of financial and organizational complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for years ended June 30, 2009 and 2010
The aggregate audit fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were $9,000 in 2009 and $9,000 in 2010.

(b) Audit-Related Fees

None

(c) Tax Fees

The aggregate tax preparation fees billed for professional services rendered by the principal accountant to the Registrant were $1,500 in 2009 and $1,500 in 2010.

(d) All Other Fees

There were no other fees billed to the Registrant by the principal accountant for 2009 or 2010.

(e)  (1) Pursuant to the Sarbanes-Oxley Act, it is the policy of the Registrant to have all services performed by the Registrant’s principal accountant for the Registrant pre-approved by the Registrant’s Audit Committee.

(2) The items performed in Item 4(b) through (d) were pre-approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  100% of items performed in (b) through (d), above, during 2009 and 2010 were pre-approved by the Registrant’s Audit Committee.

(f) Not Applicable

(g) Aggregate non-audit fees billed by the principal accountant to the Registrant and to the Registrant’s Investment Advisor were $2,500 in 2009 and $2,500 in 2010.

(h) The Registrant’s Audit Committee has considered the amount of the non-audit services that were rendered to the Registrant’s Investment Advisor of $1,000 for 2009 and $1,000 for 2010, respectively, and concluded that the services and the related revenue for such services to the principal account were compatible with the maintenance of the independence of the principal accountant in regard to the audit and tax preparation services provided to the Registrant.

ITEM 5.	NOT APPLICABLE.

ITEM 6.	INCLUDED IN ITEM 1 OF THIS FORM.

ITEM 7.	NOT APPLICABLE.

ITEM 8.	NOT APPLICABLE.

ITEM 9.	NOT APPLICABLE.

ITEM 10.	NOT APPLICABLE.

ITEM 11.	CONTROLS AND PROCEDURES

(a) Based on review and evaluation, the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within the 90 day period proceeding the filing date of this document.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could materially affect these controls over financial reporting (as defined by Rule 30a-3(d) of the 1940 Act) within the period from December 31, 2009, through June 30, 2010, and, subsequently, up to the date of this filing, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

12(a) Certification required by Item 12(a)(2) of Form N-CSR are filed herewith.

12(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Armstrong Associates, Inc.

By   /s/ C. K. Lawson
C. K. Lawson
President (CEO) and
Treasurer (CFO),
Armstrong Associates, Inc.

March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ C. K. Lawson
C. K. Lawson
President (CEO) and
Treasurer (CFO),
Armstrong Associates, Inc.

March 10, 2011